UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2013

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)          On May 21, 2013, the shareholders of Omnicom Group Inc. (the “Company”) approved the Omnicom Group Inc. 2013 Incentive Award Plan (the “Plan”). A more detailed description of the Plan is available in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2013 (the “Proxy Statement”) under the heading, “Items to be Voted On—Item 3—Approval of the Omnicom Group Inc. 2013 Incentive Award Plan and Approval of Performance Criteria,” which description is incorporated by reference herein.

The foregoing summary and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Appendix A with the Proxy Statement, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)          The Company held its annual meeting of shareholders (the “Annual Meeting”) on May 21, 2013 in Cincinnati, OH. At the Annual Meeting, the Company’s shareholders elected 13 individuals to the Board of Directors, approved Proposals 2, 3 and 4 and rejected Proposals 5 and 6 (as specified below). The proposals are described in more detail in the Proxy Statement.

(b)          Proposal 1

The Company’s shareholders elected 13 individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	212,127,107	1,031,476	2,254,395	15,199,169
Bruce Crawford	211,557,174	745,668	3,110,136	15,199,169
Alan R. Batkin	213,266,890	809,981	1,336,106	15,199,169
Mary C. Choksi	214,017,227	125,298	1,270,452	15,199,169
Robert Charles Clark	212,445,164	372,422	2,595,391	15,199,169
Leonard S. Coleman, Jr.	205,008,991	2,849,809	7,554,178	15,199,169
Errol M. Cook	213,144,426	328,445	1,940,107	15,199,169
Susan S. Denison	210,799,049	1,304,219	3,309,709	15,199,169
Michael A. Henning	212,384,251	1,028,936	1,999,790	15,199,169
John R. Murphy	211,191,374	783,626	3,437,978	15,199,169
John R. Purcell	211,224,117	751,179	3,437,682	15,199,169
Linda Johnson Rice	210,727,100	1,320,424	3,365,454	15,199,169
Gary L. Roubos	210,614,640	1,323,297	3,475,040	15,199,169

Proposal 2

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2013 fiscal year.

Votes For	Votes Against	Abstentions
229,136,040	708,139	767,967

Proposal 3

The Company’s shareholders approved the Company’s 2013 Incentive Award Plan and the performance criteria as set forth in the Company’s 2013 Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,455,410	17,690,430	2,266,719	15,199,588

Proposal 4

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
210,276,905	3,350,334	1,785,319	15,199,588

Proposal 5

The Company’s shareholders voted against the shareholder proposal described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,744,198	147,080,543	15,587,817	15,199,588

Proposal 6

The Company’s shareholders voted against the shareholder proposal described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,490,687	172,659,830	2,262,041	15,199,588

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

The following are furnished herewith:

Exhibit Number	Description
10.1	Omnicom Group Inc. 2013 Incentive Award Plan (Appendix A to our Proxy Statement (File No. 1-10551) filed on April 11, 2013 and incorporated herein by reference).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 23, 2013
	By:	/s/ Michael J. O’Brien

	Name:	Michael J. O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit Number	Description
10.1	Omnicom Group Inc. 2013 Incentive Award Plan (Appendix A to our Proxy Statement (File No. 1-10551) filed on April 11, 2013 and incorporated herein by reference).